SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

     [X] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [ ]  Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c)) or Section 240.14a-12

                       LONE MOOSE ADVENTURES, INC.

               (Name of Registrant as Specified in its Charter)

                                 N/A
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and
0-11.

          (1) Title of each class of securities to which transaction applies: N/A

          (2)   Aggregate number of securities to which transaction applies:
N/A

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined: N/A

          (4)   Proposed maximum aggregate value of transaction:  N/A

          (5)   Total fee paid:  $0.

     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)   Amount Previously Paid:  $0.

          (2)   Form, Schedule or Registration Statement No.:  N/A

          (3)   Filing Party:  N/A

          (4)   Date Filed:  N/A

Contact Persons: Leonard W. Burningham, Esq.
                 Bradley C. Burningham, Esq.
                 Suite 205, 455 East 500 South Street
                 Salt Lake City, Utah 84111
                 Tel: 801-363-7411; Fax: 801-355-7126

                          LONE MOOSE ADVENTURES, INC.
                             1438 East 8850 South
                               Sandy Utah, 84093

                                PROXY STATEMENT

                                 INTRODUCTION

     This Proxy Statement is being furnished to our stockholders in connection with the solicitation of proxies by our Board of Directors ("Lone Moose Adventures, Inc.," a Nevada corporation [the "Company," "Lone Moose", "we", "our" or "us" or words or similar import]) regarding a reverse split of our outstanding voting securities and an amendment to our Articles of Incorporation to be voted upon at a special meeting of our stockholders (the "Meeting"). The Meeting is to be held at 1438 East 8850 South, in Sandy, Utah, on May 27, 2004, at 11:00 o'clock a.m., Local Time. The accompanying Notice of Special Meeting of Stockholders, this Proxy Statement and the enclosed Form of Proxy are first being mailed to stockholders on or about May 17, 2004.

     Our Board of Directors has unanimously resolved to present to our stockholders for their consideration and vote at the Meeting a one for three reverse split of our outstanding voting securities (the "Reverse Split") and an amendment to our Articles of Incorporation that will allow our Board of Directors to change the name of our Company without stockholder approval (the "Proposed Amendment").

     The present members of our Board of Directors own approximately 77.6% of our outstanding voting securities. All of such shares will be represented at the Meeting in person or by proxy, which will result in a quorum of stockholders at the Meeting for all purposes under the Nevada Revised Statutes ("Nevada Law"); and each of these persons has agreed to vote their respective shares with the majority of the votes cast at the Meeting made by the remaining stockholders, for or against the Reverse Split and the Proposed Amendment. Since the vote of persons owning a majority of our outstanding voting securities is required to adopt the Reverse Split and the Proposed Amendment, the affirmative vote of the majority of the 144,400 shares of our common stock not owned by members of our management will be sufficient to adopt the Reverse Split and the Proposed Amendment; and conversely, the negative vote of the majority of the 144,400 shares of our common stock not owned by members of our management with respect to adopting the Reverse Split and the Proposed Amendment will be sufficient to defeat their adoption. Accordingly, your Proxy is very important. See the captions "Voting Securities and Principal Holders Thereof" and "Vote Required for Approval" herein.

                  APPROXIMATE DATE OF MAILING: May 17, 2004



     The following constitutes the first proposal:

            Re-capitalizations Effecting Outstanding Securities

     We shall effect a one for three Reverse Split of our outstanding voting securities.

     There are presently 644,400 shares of our outstanding voting securities consisting of one class of common stock only. Following the Reverse Split, there will be 429,600 outstanding shares of common stock, approximately 96,267 of which will represent our "public float." Our Board of Directors believes that with our present limited capital and business operations, that the proposed re-capitalization will better reflect our present small capitalization. Our Board of Directors recommends a vote in favor of the Reverse Split.

     The following constitutes the full text of the Proposed Amendment:

                               Article X

     The Board of Directors shall have the right to change the name of the corporation without shareholder approval to a name that reflects the industry or business in which the corporation's business operations are conducted or to a name that will promote or conform to any principal product, technology or other asset of the corporation that the Board of Directors, in its sole discretion, deems appropriate.

                              ------------

     We do not have any present name change in mind, but with the present limited business operations of our Company, it is possible that we will change our focus or direction; it is believed that such a provision in our Articles of Incorporation will save additional time and expense in the future, in such event. Also, we have been and are presently involved in negotiations that may result in an acquisition, merger or reorganization that would be beneficial to us and our stockholders if completed; however, nearly all entities with whom we have had discussions have objected to entering into any definitive agreement with us unless our name was changed or could be changed immediately. Our Board of Directors recommends a vote in favor of the Proposed Amendment.

     The cost of preparing, printing and mailing the proxy soliciting materials and the solicitation of proxies by our Company will be borne by us. Solicitation will be made by mail. We will request brokers, custodians, nominees and other like parties to forward copies of proxy soliciting materials to beneficial owners of our $0.001 par value common stock and will reimburse such parties for their related reasonable and customary charges or expenses. The estimated expense of this solicitation is approximately $2,500.

                    OUTSTANDING SHARES, VOTING AND PROXIES

Record Date and Outstanding Shares.
-----------------------------------

     The Board of Directors has fixed May 5, 2004, as the record date for the determination of holders of common stock entitled to notice of and to vote at the Meeting. At the close of business on that date, there were 644,400 shares of our common stock outstanding and entitled to vote. Holders of our common stock will be entitled to one vote per share held and are not entitled to cumulative voting regarding the Reverse Split or Proposed Amendment to our Articles of Incorporation.

Proxies and Revocability of Proxies.
------------------------------------

     The enclosed Proxy is being solicited by the Board of Directors for use at the Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by us prior to or at the Meeting and not properly revoked will be voted at the Meeting or any adjournment thereof in accordance with the instructions given therein.

     Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by
(i) filing with the President of our Company, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the date of the Proxy; (ii) duly executing a subsequent Proxy relating to the same shares and delivering it to the President before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a Proxy). Any written notice revoking a Proxy should be sent to Lone Moose Adventures, Inc., 1438 East 8850 South, Sandy, Utah 84093, Attention: Christopher P. Glover, President, or hand delivered to him, at or before the taking of the vote at the Meeting.

Quorum and Voting.
------------------

     The presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the purpose of adopting the Reverse Split and the Proposed Amendment to our Articles of Incorporation. Abstentions and broker non-votes will be considered represented at the Meeting for the purpose of determining a quorum.

     The shares represented by each Proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the Proxy will be voted in favor of the Reverse Split and the Proposed Amendment to the Articles of Incorporation, and at the discretion of the persons named in the Proxy, on any other business that may properly come before the Meeting. Our Management knows of no other matter that is anticipated to be presented to the Meeting.

     Under Nevada Law, even if a quorum of our common stock is present at the Meeting, to adopt the Proposed Amendment to our Articles of Incorporation, a vote in person or by proxy of stockholders owning a majority of the shares entitled to vote at the Meeting is required. With present members of management intending to be represented at the Meeting either in person or by proxy, their presence will amount to a quorum for all purposes required under Nevada Law to either approve or not approve the Proposed Amendment to our Articles of Incorporation. They will vote with the majority of votes of the other stockholders, either for or against the Proposed Amendment. With respect to the Reverse Split, a vote of a majority of a quorum of stockholders (in excess of 50% in voting power) is sufficient to adopt or defeat the Reverse Split. Since present members of management also vote on this proposal with the majority of votes of other stockholders, either for or against this proposal, a quorum will also exist for this proposal.

                     DISSENTERS' RIGHTS OF APPRAISAL

     There are no dissenters' rights applicable to the Reverse Split or the Proposed Amendment to our Articles of Incorporation.

             INTEREST OF MANAGEMENT IN MATTERS TO BE ACTED UPON

     No director, executive officer, nominee to become a director, or any associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be submitted to a vote of the stockholders at the Meeting, which is not shared by all other stockholders, pro rata, and in accordance with their respective interests in our Company.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth the share holdings of management and those persons who own more than five percent of our common stock as of May 5, 2004:


                                              Number of Shares     Percentage
Name and Address                              Beneficially Owned    of Class
----------------                              ------------------    --------


Common Stock
------------
Christopher B. Glover                               250,000           38.8%
1438 East 8850 South
Sandy, Utah 84093

Michael C. Brown                                    250,000           38.8%
569 Fox Point Lane #34-F
Salt Lake City, Utah 84107


                                                    -------           -----
TOTALS:                                             500,000           77.6%

     Security Ownership of Management.
     ---------------------------------

     The following table sets forth the share holdings of our Company's directors and executive officers as of the date of this Proxy Statement:


                                             Number of Shares
                                            Beneficially Owned     Percent
Name and Address                              as of 5/05/04        of Class
----------------                              -------------        --------

Common Stock
------------

Christopher B. Glover                               250,000           38.8%
1438 East 8850 South
Sandy, Utah 84093

Michael C. Brown                                    250,000           38.8%
569 Fox Point Lane #34-F
Salt Lake City, Utah 84107

                                                    ------            -----
TOTALS:                                             500,000           77.6%

     Each of these persons has agreed to vote their respective shares with the majority of the votes cast at the Meeting made by the remaining stockholders, for or against the Reverse Split or the Proposed Amendment. Since the vote of persons owning a majority of our outstanding voting securities is required to adopt the Proposed Amendment, the affirmative vote of a majority of the 144,400 shares of our common stock not owned by members of our management will be sufficient to adopt the Proposed Amendment; and conversely, the negative vote of a majority of the 144,400 shares of our common stock not owned by members of our management with respect to adopting the Proposed Amendment will be sufficient to defeat its adoption. The affirmative vote of a quorum of stockholders is all that is required to adopt the Reverse Split. Accordingly, your Proxy is very important. See the caption "Vote Required for Approval" herein.

                         VOTE REQUIRED FOR APPROVAL

     A majority of our outstanding voting securities constitutes a quorum for the transaction of business at any Meeting. Under Nevada Law, if a quorum is present at the Meeting, the plurality of votes cast in favor of a proposal shall be sufficient to adopt, ratify and approve a proposal; however, to effect an amendment to the Articles of Incorporation of our Company, a vote in person or by proxy of stockholders owning a majority of the shares entitled to vote at the Meeting is required under Nevada Law. Present members of management and related parties own sufficient voting securities of our Company to fulfill the "quorum" requirements of Nevada law. See the caption "Voting Securities and Principal Holders Thereof" herein. With present members of management intending to be represented at the Meeting either in person or by proxy, their presence will amount to a quorum for all purposes required under Nevada Law to either approve or not approve the Proposed Amendment to our Articles of Incorporation and the Reverse Split. They will vote with the majority of votes of the other stockholders, either for or against the Reverse Split or the Proposed Amendment.

                                OTHER MATTERS

     The Board of Directors is not aware of any business other than the Reverse Split or the Proposed Amendment to our Articles of Incorporation that will be presented for consideration at the Meeting. If other matters properly come before the Meeting, it is the intention of the person or persons named in the enclosed Proxy to vote thereon in accordance with her best judgment.


                                   By Order of the Board of Directors



May 17, 2004                       Christopher P. Glover
Sandy, Utah                        Director and President

                           APPENDIX "A"


                              PROXY
            FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
                   LONE MOOSE ADVENTURES, INC.
                     TO BE HELD May 27, 2004

     By completing and returning this Proxy to Lone Moose Adventures, Inc. (the "Company"), you will be designating Christopher P. Glover, the President of the Company, to vote all of your shares of the Company's Common Stock as indicated below, or you may insert the name of any other person here:

-----------------------------------------------------------------------------

     Please complete this Proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and return to the Company in the enclosed self-addressed, envelope.

     Management will vote all shares owned by its members in favor or against the Proposed Amendment to the Articles of Incorporation and the Reverse Split by voting their shares with the majority of the votes cast in favor or against the Proposed Amendment and the Reverse Split by all other stockholders.

     Matters of business are as follows:

     The Company shall effect a one for three reverse split of our outstanding voting securities.

                  YES       NO        ABSTAIN
                     ___      ___            ___


     To amend the Company's Articles of Incorporation as follows:

                              Article X

     The Board of Directors shall have the right to change the name of the corporation without shareholder approval to a name that reflects the industry or business in which the corporation's business operations are conducted or to a name that will promote or conform to any principal product, technology or other asset of the corporation that the Board of Directors, in its sole discretion, deems appropriate.

                  YES       NO        ABSTAIN
                                                ___      ___            ___


     The undersigned hereby acknowledges receipt of the Company's Definitive Proxy Statement dated May 17, 2004, and expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of common stock represented in this Proxy. Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.


Dated:  ____________, 2004              _________________________________
                                        Name of stockholder (Please print
                                        legibly)

Number of shares:  ____________         _________________________________
                                        Signature

     This Proxy is being solicited by, and the above-referenced vote for the Proposed Amendment to the Articles of Incorporation and the Reverse Split, are being proposed by, the Board of Directors of the Company. The adoption of the Proposed Amendment to be voted upon is not related to or conditioned on the approval of any other matter. You may revoke this Proxy at any time prior to the vote thereon.

     As of May 5, 2004, which is the record date for determining the stockholders who are entitled to notice of and to vote at the Meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the Meeting. If no direction is indicated on a Proxy that is executed and returned to the Company, it will be voted "FOR" both the approval of the Amended Articles of Incorporation and the Reverse Split set forth above. Unless indicated below, by completing and returning this Proxy, the stockholder grants to Mr. Glover the discretion to vote in accordance with his best judgment on any other matters that may be presented at the Meeting.

          ____ Withhold discretion to vote on any other matter presented at the Meeting. __

                            APPENDIX B


                   LONE MOOSE ADVENTURES, INC.

             NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                    TO BE HELD May 27, 2004

TO ALL STOCKHOLDERS:

     NOTICE is hereby given that a special meeting of the stockholders of Lone Moose Adventures, Inc., a Nevada corporation (the "Company"), will be held at 1438 East 8850 South in Sandy, Utah, on May 27, 2004, at 11:00 o'clock a.m., Local Time (hereinafter, the "Meeting").

     The Meeting will be held for the following purposes


     1. To effect a one for three Reverse Split of our outstanding voting securities; and

     2. To amend the Company's Articles of Incorporation to allow the Board of Directors to change the name of the Company without stockholder approval; and

     3. To transact any other business that may properly come before the Meeting.

     As of the date of this Notice, the Board of Directors of our Company is not aware of any other business to come before the Meeting.

     Only stockholders of record at the close of business on May 5, 2004, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     Please complete, sign and date the enclosed Proxy and return it promptly in the enclosed envelope. If you attend the Meeting, you may revoke the Proxy and vote personally on all matters brought before the Meeting.

     The executive officers and directors of the Company collectively own 500,000 shares or 77.6% of the presently outstanding common voting securities of our Company. Management will vote all shares owned by its members in favor or against the Reverse Split and the Proposed Amendment to the Articles of Incorporation by voting their shares with the majority of the votes cast in favor or against the Reverse Split or the Proposed Amendment by all other stockholders.



                                   By Order of the Board of Directors


                                   Christopher P. Glover
                                   President and Director

May 17, 2004
Sandy, Utah